Public Offerings and Private Placements (Tables)	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Summary of Issuances of Common Shares

The following table summarizes the issuances of common shares over the three years ending December 31, 2015:

Date	Number of Common Shares Issued		Offering Price (Per Share)	Gross Proceeds	Net Proceeds	Teekay’s Ownership After the Offering	Use of Proceeds

August 2014	4,220,945	(1)	$4.03	17,010	17,010	28.7%	Acquisition of interest in TTOL
December 2014	24,166,666	(2)	$4.80	116,000	111,190	26.2%	Acquisition of conventional tankers
January 2015	3,000,000	(3)	$4.57	13,716	13,685	25.5%	Acquisition of conventional tankers
July 2015	6,511,812	(4)	$6.99	45,500	45,500	28.3%	Acquisition of the ship-to-ship business
August 2015	13,630,075	(5)	$6.65	90,640	90,640	28.8%	Acquisition of conventional tankers
August - October 2015	7,180,083	(5)	$6.12 - $7.92	49,268	49,268	26.2%	Acquisition of conventional tankers
Continuous offering program during 2015	13,391,100	(6)	$6.04 - $7.70	94,594	92,439	(6)	General purposes including acquisitions of conventional tankers

(1)

Represents Class B common shares issued to Teekay as partial consideration for the Company’s acquisition of the 50% interest in TTOL, which shares had an approximate value of $15.6 million, or $3.70 per share when the purchase price was agreed between the parties.

(2)

Represents 20.0 million shares of Class A common stock issued to the public and 4.2 million shares of Class A common stock issued to Teekay in a concurrent private placement. The proceeds from the issuance was used to acquire modern second hand tankers (see note 21) and for general corporate purposes. Please refer to Item 7 – Major Shareholders and Related Parties.

(3)

In December 2014, the Company granted the underwriters a 30-day option to purchase up to an additional 3.0 million shares of the Company’s Class A common stock from the December 2014 offering. The underwriters exercised this option and on January 2, 2015, the Company issued 3.0 million shares of Class A common stock for net proceeds of $13.7 million.

(4)

Represents Class B common shares issued to Teekay as consideration for the Company’s acquisition of the ship-to-ship transfer business (or SPT). The shares had an approximate value of $45.5 million, or $6.99 per share when the purchase price was agreed between the parties.

(5)

Represents 9.1 million shares of Class A common stock issued to the public and 4.5 million shares of Class A common stock issued to Teekay in a concurrent private placement. The proceeds from the issuances were used to acquire 12 modern Suezmax tankers from Principal Maritime Tankers (or Principal Maritime) (see note 21). The Company also issued approximately 7.2 million shares of Class A common stock to Principal Maritime as partial consideration for the vessels acquired. The shares had an approximate value of $49.3 million and are based on market prices at the time each vessel was delivered.

(6)

In June 2015, the Company implemented a continuous offering program (or COP) under which the Company may issue shares of its Class A common stock at market prices up to a maximum aggregate amount of $80.0 million. The initial $80.0 million program was concluded in September 2015. The Company re-launched another $80.0 million COP in November 2015. The portion of the Company’s voting power and ownership held by Teekay at December 31, 2015 was 53.6% and 25.9% respectively.